FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 6, 2007

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-24081	84-1010843
(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. 01              Changes in Registrant’s Certifying Accountant.

On April 6, 2007, following a competitive bidding process, the Audit Committee of Board of Directors of Evolving Systems, Inc. (“the “Company”) approved the decision to change the Company’s independent registered public accounting firm.  The change is being made for cost-savings reasons. The Company has selected a successor independent registered public accounting firm and is now undergoing the firm’s approval process.   The Company expects to complete the process shortly and will announce the appointment of the new independent registered public accounting firm in a subsequent Form 8-K.

KPMG LLP (“KPMG”) was previously the principal accountants for the Company.  On April 6, 2007, KPMG was dismissed as principal accountants.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2006 and 2005 contained a separate paragraph stating that “As discussed in note 8 to the accompanying consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment.”

During the two fiscal years ended December 31, 2006, and the subsequent interim period through April 6, 2007, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.  During the two fiscal years ended December 31, 2006, and the subsequent interim period through April 6, 2007,  there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements.  Attached hereto as Exhibit 16 is KPMG’s response letter.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibit 16.  Letter of KPMG is filed herewith as Exhibit 16.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evolving Systems, Inc.

Dated: April 12, 2007	By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16	Letter of KPMG LLP